Exhibit 99.4

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                                       Avg
                                                           %                           Comb         Weighted       Weighted
FICO                                                      Total                        Curr           Avg            Avg
Score                      Count       Total Balance     Balance        % MI           LTV           Fico         Seasoning
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
NA                               2        478,403.00            1              0        74.488              0              5
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
Below 500                        5      1,370,648.00          2.9              0        74.374            479             18
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
500 - 524                        9      1,991,072.00          4.2           8.92        77.198            518             24
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
525 - 549                       15      2,614,278.00          5.5           10.9        80.347            538             21
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
550 - 574                       12      2,176,400.00          4.6              0        71.614            561             43
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
575 - 599                        5      1,265,474.00          2.7              0        70.771            583             15
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
600 - 624                        9      2,721,232.00          5.7           26.4        81.096            614             12
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
625 - 649                       11      1,983,731.00          4.2           11.1        67.496            642             32
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
650 - 674                       23      6,464,348.00         13.6           16.3        76.885            663             16
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
675 - 699                       14      7,362,032.00         15.5           2.08        63.776            686             11
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
700 - 724                       21      7,433,563.00         15.7            2.7        63.018            709              9
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
725 - 749                        9      1,922,387.00          4.1              0            52            731             26
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
750 - 774                       12      4,233,028.00          8.9           11.9        66.628            762              9
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
775 - 799                       13      4,615,479.00          9.7              0        50.055            782             17
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
800 +                            2        815,536.00          1.7              0        61.987            805             30
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
Total:                         162     47,447,613.00          100           6.98         67.44            671             17
----------------------------------------------------------------------------------------------------------------------------
Minimum: 441
Maximum: 805
Weighted Average: 670.8
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                                      Avg
Range of Cut-off                                          %                           Comb         Weighted       Weighted
Date Principal                                           Total                        Curr           Avg            Avg
Balances ($)              Count       Total Balance     Balance        % MI           LTV           Fico         Seasoning
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
25,001 - 50,000                  7        259,728.00          0.5              0        81.364            653             11
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
50,001 - 75,000                 15        922,302.00          1.9           6.89         75.98            605             36
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
75,001 - 100,000                 5        413,896.00          0.9              0        62.605            607             52
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
100,001 - 125,000                6        717,351.00          1.5           33.9        65.222            712             48
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
125,001 - 150,000                6        833,202.00          1.8              0        71.486            611             31
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
150,001 - 175,000               19      3,127,515.00          6.6           25.4        73.368            611             30
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
175,001 - 200,000                6      1,114,798.00          2.3           32.7        57.793            636             55
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
200,001 - 225,000                9      1,850,239.00          3.9           22.3        76.543            604             19
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
225,001 - 250,000                6      1,436,277.00            3              0        66.323            727             19
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
250,001 - 275,000                8      2,111,024.00          4.4              0         72.29            622             15
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
275,001 - 300,000                7      2,022,743.00          4.3           14.1        66.507            646             22
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
300,001 - 325,000               12      3,782,423.00            8              0         62.84            677             14
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
325,001 - 350,000                6      2,032,100.00          4.3              0        69.138            676              9
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
350,001 - 375,000                9      3,284,586.00          6.9           11.2         69.33            663             16
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
375,001 - 400,000               10      3,862,222.00          8.1           20.2        65.757            677             14
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
400,001 - 425,000                3      1,249,431.00          2.6              0        61.428            714             10
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
425,001 - 450,000                5      2,175,615.00          4.6              0         69.81            640             13
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
450,001 - 475,000                1        455,932.00            1              0         75.99            767             12
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
475,001 - 500,000                3      1,454,227.00          3.1              0        66.808            715              8
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
500,001 - 750,000               13      7,806,336.00         16.5              0        64.339            711             10
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
750,001 - 1,000,000              2      1,817,247.00          3.8              0        50.819            735             12
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
1,000,001 >=                     4      4,718,419.00          9.9              0        72.824            663              8
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
Total:                         162     47,447,613.00          100           6.98         67.44            671             17
----------------------------------------------------------------------------------------------------------------------------
Minimum: 25,051
Maximum: 1,261,600
Average: 292,886
----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                                       Avg
                                                           %                           Comb         Weighted       Weighted
FICO                                                      Total                        Curr           Avg            Avg
Score                      Count       Total Balance     Balance        % MI           LTV           Fico         Seasoning
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
Below 500                        4        701,978.00          1.5              0        83.725            480             12
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
500 - 524                       10      1,591,748.00          3.4              0        71.775            510             32
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
525 - 549                       22      4,349,584.00          9.2              0        73.331            536             31
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
550 - 574                       18      3,221,252.00          6.8              0        66.906            563             37
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
575 - 599                       16      3,854,118.00          8.2           6.21        77.367            587             22
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
600 - 624                       19      3,287,077.00            7           5.82        79.321            613             19
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
625 - 649                       14      3,017,507.00          6.4           2.36        75.199            641             22
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
650 - 674                       10      2,642,870.00          5.6              0        69.408            666             11
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
675 - 699                       24      8,160,373.00         17.3              0        67.651            687             11
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
700 - 724                       16      4,831,790.00         10.2           2.35        56.093            713             10
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
725 - 749                       23      7,221,098.00         15.3           2.06        64.283            735             14
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
750 - 774                       16      3,672,819.00          7.8              0        55.377            760             24
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
775 - 799                        2        659,397.00          1.4              0        62.698            782             12
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
Total:                         194     47,211,613.00          100           1.62        67.966            655             19
----------------------------------------------------------------------------------------------------------------------------
Minimum: 452
Maximum: 782
Weighted Average: 655.2
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                                      Avg
Range of Cut-off                                          %                           Comb         Weighted       Weighted
Date Principal                                           Total                        Curr           Avg            Avg
Balances ($)              Count       Total Balance     Balance        % MI           LTV           Fico         Seasoning
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
1 - 25,000                       2         42,504.00          0.1              0        69.086            748            162
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
25,001 - 50,000                  9        367,001.00          0.8              0        96.277            635              9
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
50,001 - 75,000                  6        366,541.00          0.8           19.4        63.561            631             82
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
75,001 - 100,000                18      1,618,299.00          3.4              0         72.06            611             39
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
100,001 - 125,000               24      2,707,055.00          5.7           4.19        61.695            645             67
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
125,001 - 150,000               13      1,831,239.00          3.9           8.14        68.205            602             28
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
150,001 - 175,000               17      2,785,328.00          5.9              0        72.951            632             21
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
175,001 - 200,000               22      4,106,031.00          8.7           4.66         73.71            569             35
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
200,001 - 225,000                9      1,889,529.00            4              0        70.351            645             15
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
225,001 - 250,000                9      2,092,331.00          4.4           11.5        70.973            649             10
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
250,001 - 275,000                3        796,892.00          1.7              0        61.406            614             31
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
275,001 - 300,000                5      1,465,288.00          3.1              0        78.353            636             20
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
300,001 - 325,000                4      1,246,842.00          2.6              0        48.067            746              7
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
325,001 - 350,000                8      2,708,144.00          5.7              0        73.207            641             10
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
350,001 - 375,000                5      1,815,030.00          3.8              0        68.227            734              9
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
375,001 - 400,000                9      3,449,013.00          7.3              0        65.385            668             14
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
400,001 - 425,000                3      1,249,084.00          2.6              0        67.805            689              8
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
425,001 - 450,000                7      3,061,228.00          6.5              0        71.236            684              7
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
450,001 - 475,000                3      1,396,057.00            3              0        57.714            654              9
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
475,001 - 500,000                2        979,511.00          2.1              0        52.145            680              6
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
500,001 - 750,000               12      7,523,888.00         15.9              0        66.424            690             10
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
750,001 - 1,000,000              3      2,628,013.00          5.6              0        64.121            664              6
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
1,000,001 >=                     1      1,086,765.00          2.3              0         71.26            670              5
-------------------     ----------     -------------    ---------     ----------    ----------     ----------     ----------
Total:                         194     47,211,613.00          100           1.62        67.966            655             19
----------------------------------------------------------------------------------------------------------------------------
Minimum: 17,664
Maximum: 1,086,765
Average: 243,359
----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.